UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 2002

                                   ----------


                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     1-11988                  22-2365834
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)



          775 Passaic Avenue,
       West Caldwell, New Jersey                                   07006
    (Address of Principal Executive                              (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (973) 882-0004

Item 5.  Other Events.

      On June 17, 2002, Greg Manning Auctions, Inc., a Delaware corporation, and Afinsa Bienes Intangibles S.A., a Spanish corporation ("Afinsa"), issued a joint press release announcing a non-binding letter of intent relating to the sale of substantially all of Afinsa's non-investment collectibles business, currently operated primarily through Auctentia, S.A., a wholly owned subsidiary of Afinsa. The press release referenced above is filed as an exhibit to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated June 17, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Greg Manning Auctions, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2002



                                    GREG MANNING AUCTIONS, INC.


                                    By: /s/ Greg Manning
                                       --------------------------------------
                                       Greg Manning
                                       Chairman of the Board, Chief Executive
                                       Officer and President

                                  Exhibit Index

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated June 17, 2002.